Exhibit 99.2

INVESTOR PRESENTATION OCTOBER 16, 2024 NYSE AMEX: AIRI A leading manufacturer of precision components and assemblies used in flight - critical military and commercial applications. www.AirIndustriesGroup.com

Except for the historical information contained herein, the matters discussed in this presentation contain forward - looking statements. The accuracy of these statements is subject to significant risks and uncertainties. Actual results could differ materially from those contained in the forward - looking statements. See the Company’s SEC filings on Forms 10 - K and 10 - Q for important information about the Company and related risks. SAFE HARBOR - FORWARD LOOKING STATEMENTS USE OF NON - GAAP FINANCIAL MEASURES This presentation includes a Non - GAAP financial measure called Adjusted EBITDA used to supplement GAAP financial information. Our definition of Adjusted EBITDA may differ from the definition used by other companies or similarly titled measures. We believe this measure is appropriate to enhance an investor’s overall understanding of our past financial performance prospects for the future. However, Adjusted EBITDA is not meant to be considered in isolation or a substitute for measures of financial performance prepared in accordance with GAAP. A reconciliation between Adjusted EBITDA and the most comparable financial information prepared in accordance with GAAP is prepared in the Appendix to this Presentation. This presentation is being made October 16, 2024. The content of this presentation contains time - sensitive information that is accurate only as of the time hereof. If any portion of this presentation is rebroadcast, retransmitted or redistributed on a later date, we will not be reviewing or updating the material that is contained herein. DATE OF PRESENTATION

Air Industries Group Overview NYSE AMEX: AIRI TAKING OFF

AIR INDUSTRIES OVERVIEW – LOCATIONS AND CAPABILITIES Ensuring the safety of our warfighters and commercial passengers since 1941. UH - 60 Blackhawk F - 18 Hornet Advanced E - 2D Hawkeye PW1000G (GTF) CH - 53K King Stallion F - 35 Lightning II (JSF) www.AirIndustriesGroup.com Strategic Locations = Access to Customers, Deep Talent Pool, Suppliers and Processors 2 Facilities 200,000 Square Feet 185 80% Military BARKHAMSTED, CT Turbine Engine Components » Jet Engine Components » Ground Power Turbines » Helicopter Assemblies » Special Processes – New Initiative! BAY SHORE, NY Complex Machining » Landing & Arresting Gear » Flight Safety Controls » Aircraft Structural Assemblies » Helicopter Assemblies

03 02 01 0 0 ESSENTIAL SUPPLIER IN THE AEROSPACE INDUSTRY We play a critical role in the supply chains of military and commercial primes, U.S government, international users, tier 1 and tier 2 integrators, as well as suppliers. We often receive Long - Term Agreements (“LTAs”) from our customers, leading us to become the exclusive supplier for certain high precision parts and assemblies. www.AirIndustriesGroup.com PRIMES SYSTEM INTEGRATORS ASSEMBLY / EQUIPMENT SUPPLIERS BUILD - TO - PRINT COMPONENTS OR SUB - ASSEMBLY SUPPLIERS TIER TIER TIER

CUSTOMERS AND END - USERS Aerospace & Defense Primes U.S. Government

KEY PROGRAMS AIRI IS VITAL TO U.S. DEFENSE AND COMMERICAL AEROSPACE UH - 60 Blackhawk F - 18 Hornet Advanced E - 2D Hawkeye PW1000G (GTF) CH - 53K King Stallion F - 35 Lightning II (JSF)

A FEW OF OUR PRODUCTS - RELIABILITY YOU CAN COUNT ON UH - 60 Blackhawk Mixer Assembly F - 18 Hornet Landing Gear E - 2D Advanced Hawkeye Main Landing Gear Strut PW1000G (GTF) Thrust Strut CH - 53K King Stallion Chaff Pod Assembly F35 Lightning II JSF NLG Steering Collar

Why Buy the Stock? And Why Now? Turning Sales Into Profits TAKING OFF

STRATEGIC PLAN - THREE PILLARS OF GROWTH The Company is successfully executing an integrated approach for organic growth through three initiatives: 1) Portfolio Expansion: • Quality, delivery performance, increased demand, have improved market share, evidenced by recently announced $110M contract extension. • Securing long - term customer agreements yields predictability and mitigates risk. • Large investment in CAP - EX enhances efficiency and competitiveness. 2) Aftermarket Strategy: • Partnered with a major DoD supplier to expand aftermarket business. This has yielded $5M in new orders at high margins. Additional proposals before customers now. • The Company announced an exclusive distribution agreement covering 17 foreign countries – a new and largely untapped market. 3) Industry Outreach: • Numerous & successful trade shows, and customer visits yielding unprecedented level of interest and demand. • We have added some of the world’s premier, Tier 1 Aerospace companies as customers.

CUSTOMER TRANSITION 2022 - 2024 Backlog reduction of nearly $9M with two legacy customers from 2022 - 2023 has been more than offset by increases in backlog with five new and legacy customers in 2024. (7,213) (1,223) 2,514 3,548 7,180 10,989 11,323 (10,000) (5,000) - 5,000 10,000 15,000 Change in Backlog - Major Customers September 2024 - December 2022 Collins LS Gov't Direct Fokker Sikosky Collins Aero NGC Sterling

IMPROVING BUSINESS DEVELOPMENT EFFORTS 0.75 0.75 0.89 0.92 1.20 1.13 1.20 1.39 0.40 0.60 0.80 1.00 1.20 1.40 1.60 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Book to Bill Ratio (TTM) More than 50% Increase over the past 12 - Months Our Book to Bill ratio (new bookings/sales) has increased by 50% in the last twelve months, and by 85% since December 2022, and is significantly above the industry standard.

IMPROVED BD EFFORTS LEADS TO GROWING BACKLOG 86,274 105,189 40,000 50,000 60,000 70,000 80,000 90,000 100,000 110,000 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Full Funded Backlog Over $ 100 Million 22% Increase Since December 2022 • Our improved bookings of new business results in a growing backlog. • Since December 2022 our full “funded” backlog, supported by confirmed customer orders, has grown by nearly $20 million or 22%. • It now exceeds $100 million.

CURRENT OPPORTUNITIES – PROSPECTS • The Company’s pipeline is full, with over $250M in outstanding bids: • Production Opportunities: $200M • Aftermarket Opportunities: $50M • While the Company does not expect to be awarded all of this business, a reasonable capture rate would move the revenue needle significantly. • The Company is also pursuing numerous other prospects for future business. • Commercial Landing Gear • Future Vertical Lift • Hypersonic Drones • Urban Air Mobility

OPERATING INCOME (LOSS) 2019 TO 9/30/2024 • Operating income is the primary measure of operating performance. Results have been highly variable. • In 2020 & 2021 varying greatly due to the COVID - 19 disruption. • In 2022 & 2023 due to customer transition. • Preliminary results for the nine months ended September are very encouraging. 328 (1,439) 2,487 (194) (295) 2019 2020 2021 2022 2023 9-Mos 24 Operating Income (Loss) Unaudited / Unreviewed

PRELIMINARY QUARTERLY & NINE MONTHS RESULTS (preliminary, unaudited / un - reviewed): THREE MONTHS SEPTEMBER • Sales – Just over $12.5 million, marginally higher than 2023 • Gross Profit and Margin - Improved significantly compared to 2023 • Operating Expense – Well controlled despite inflationary environment • Operating Loss - Reduced dramatically • EBITDA – Improved NINE MONTHS SEPTEMBER • Sales – Increased by $2M compared to 2023 • Gross Profit and Margin - Improved compared to 2023 • Operating Expense – Well controlled despite inflationary environment • Operating Loss - Reverted to profit • EBITDA – Improved significantly Revenue Gross Profit Operating Expense Operating Income EBITDA Three Months Nine Months

ATTRACTIVE SHARE PRICE MULITIPLE & VALUATION • Shares trade at an attractive valuation. A major investment bank calculates the average multiple of similar defense suppliers at 14.2X EBITDA (as of 10/02/2024) . • AIRI shares trade at 8.9X, a 37% discount. If the multiple expands to the average, it extrapolates to a price of above $ 9.00 per share, or a nearly 60% increase from recent prices. 7.5 8.0 8.6 8.9 11.1 12.0 16.5 17.4 21.3 22.3 22.9 - 5.0 10.0 15.0 20.0 25.0 30.0 1 2 3 4 5 6 7 8 9 10 11 TEV / EBITDA Multiples

Taking Off and Positioned for Growth x The Company is successfully executing it’s five - year strategic plan. x The three pillars of our growth initiative continue to solidify: x Portfolio expansion (existing customers) x New customers x Aftermarket x Strategic investments in new equipment have positioned us to win new contracts and expand our market presence x The Company is focused on financial performance and driving shareholder value. www.AirIndustriesGroup.com KEY TAKEAWAYS

The Market Supports Our Multi - Year Strategy to Grow Taking Off and Positioned for Growth

OUR GROWTH POTENTIAL IS UNLIMITED With FY 2023 net sales of $51.5 million, we have plenty of room to grow, and we are confident that we can achieve sustainable and profitable growth in 2024. We operate in the market of High Precision Machined Components with over $100B in annual spend. Based on our skills, our capabilities, and our industry assessment, we believe our addressable market in the near term is ~$6.0 billion expanding to ~$10.9 billion over the next 5 years.

FOCUS ON CORE MARKET EXPANSION Near - Term (0 - 1 year) - $4.6B Addressable www.AirIndustriesGroup.com TARGET THE DEFENSE (DLA) AFTERMARKET TARGET LEGACY COMMERCIAL CONSTRAINED MARKETS BUSINESS JET LANDING GEAR Near - Term (0 - 1 year) - $1.4B Addressable Mid - Term (1 - 3 years) - $1.6B Addressable Mid - Term (1 - 3 years) - $1.8B Addressable Mid - Term (3 - 5 years) - $1.5B Addressable

SUMMARY – WHY BUY THE STOCK? AND WHY NOW? » OPERATING RESULTS ARE IMPROVING . » OUR FUTURE IS SUPPORTED BY A GROWING BACKLOG. » GROWTH IS EVIDENT IN BOTH LEGACY AND NEW CUSTOMERS AND THE COMPANY IS ACTIVELY PURSUING PROGRAMS THAT REPRESENT THE CORE OF FUTURE FLIGHT. » THE ANNOUNCEMENT OF NEW MAJOR AWARDS IS EXPECTED IN THE NEAR FUTURE . » SHARE PRICE IS NOW STABILIZED AT NEARLY 50% HIGHER THAN EARLIER IN THE YEAR AND IS TRADING AT A LOWER MULTIPLE THAN PEERS

Thank You Air Industries Group (NYSE AMEX: AIRI)